Exhibit 10.30





                         FORM OF SECURITY AGREEMENT



SECURITY AGREEMENT (the "Agreement"), dated ____, December, 1995 between
                         ---------
[INTERPOOL, INC., a Delaware corporation,] [INTERPOOL LIMITED, a Barbados corporation,] [INTERPOOL FINANCE CORP., a Cayman Islands corporation] (the "Company"), and First Security Bank of Utah, National Association, as
 ------
collateral agent for the Purchasers and each other holder of a Note from time to time (in such capacity, together with its successors in such capacity, the "Collateral Agent").
               ----------------



                            W I T N E S S E T H:
                            - - - - - - - - - -

          WHEREAS, Interpool, Inc., Interpool Limited and Interpool Finance Corp. (the "Obligors") have entered into that certain Note Purchase Agreement, of even date herewith, with the Purchasers, as purchasers of the Notes (as it may be amended and supplemented from time to time, (the "Note
                                                                      ----
Purchase Agreement"); and
- ------------------

          WHEREAS, it is a condition precedent to the obligation of the Purchasers to purchase the Notes provided for in the Note Purchase Agreement that the Company shall execute and deliver this Agreement;

          NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to purchase the Notes pursuant to the Note Purchase Agreement, the parties hereto agree as follows:

SECTION 1.     DEFINITIONS.
               -----------

          Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note Purchase Agreement. The terms "equipment," "inventory," "accounts," "chattel paper," "instruments,"
 ---------    ---------    --------    -------------    -----------
"documents," "general intangibles," "products" and "proceeds" shall have
 ---------    -------------------    --------       --------
the respective meanings ascribed thereto in the UCC.

SECTION 2.     SECURITY INTEREST.
               -----------------

          (a) To secure the due payment and performance of all of the Obligations of the Company (the "Secured Obligations"), including, without
                                 -------------------
limitation, the strict performance and observance by the Company of all representations, warranties, agreements, covenants and conditions contained in this Agreement, the Note Purchase Agreement, the Notes and the other Transaction Documents, and any and all amendments thereto and replacements therefor, the Company hereby assigns, mortgages, pledges, hypothecates, transfers and sets over to the Collateral Agent, for the benefit of the Purchasers and the Collateral Agent, and grants to the Collateral Agent, for the benefit of the Purchasers and the Collateral Agent, a duly perfected first priority Lien upon the Company's right, title and interest in and to (i) all equipment and inventory now owned by the Company listed on Annex A attached
                                                           -------
hereto and all equipment and inventory hereafter listed on each of the Security Agreement Supplements (the "Security Agreement Supplements")
                                     ------------------------------
executed from time to time in the form attached hereto as Annex B,
                                                          -------
including all accessions, additions, improvements and upgrades to, and parts of, such equipment and inventory and all substitutions and replacements therefor, all guarantees, warranties and rights against manufacturers under purchase agreements or otherwise and other parties in connection therewith, all insurance thereon and all insurance proceeds payable in connection therewith; (ii) all lease rental schedules, master leases as they relate to such lease rental schedules, Leases, Direct Finance Leases, agreements for use and chattel paper to the extent that they relate to the leasing by the Company of such equipment and inventory now or hereafter in effect or executed from time to time, and any and all renewals, extensions, modifications and substitutions thereof and therefor (all such lease rental schedules, master leases, Leases, Direct Finance Leases, agreements for use and chattel paper, to the extent that they cover such equipment and inventory now or hereafter in effect or executed from time-to time, and any and all renewals, extensions, modifications and substitutions thereof and therefor, are hereinafter referred to collectively as the "Lease Collateral"), all of its rights to all rentals
                     ----------------
and additional rentals and all other amounts, monies or payments due or to become due under the Lease Collateral, to the extent applicable to such equipment and inventory, including, without limitation, amounts, monies or payments representing rent, principal, interest, Taxes, insurance premiums, condemnation awards, delinquency charges, together with rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security, all guaranties, warranties and indemnities in respect thereof, and all of its accounts, contract rights and general intangibles arising thereunder; (iii) all security pledged, assigned, hypothecated or granted to or held by the Company to secure the obligations of any lessees or other obligors under any Lease Collateral;
(iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection with the Lease Collateral or such equipment and inventory; (v) all books, records, ledger cards, invoices and certificates of title relating to the Lease Collateral or such equipment and inventory; (vi) all evidences of the filing of financing statements and other statements, if any, and the registration and notation of Liens on certificates of title or of other instruments in connection with any of the foregoing and all amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration offices; (vii)
all credit information, reports and memoranda relating to such Lease Collateral; (viii) all maintenance contracts relating to such equipment and inventory; and (ix) all proceeds, including without limitation insurance proceeds, and products of any and all of the foregoing (all of the items described in preceding parts (i) through (ix) being hereinafter referred to as the "Collateral").
        ----------

          (b) (i) This Agreement shall create a present and continuing collateral assignment of and security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations to the Purchasers. Upon receipt by the Collateral Agent of written advice from the Purchasers that the Notes and all the Secured Obligations have been paid or satisfied in full, the Collateral Agent shall, upon the Company's written request, promptly execute and deliver to the Company, at the Company's expense, termination statements for all financing statements filed by the Collateral Agent against the Company and such assignments and reassignments as the Company shall reasonably require in order to terminate the security interests created hereunder and any collateral assignments of Collateral to the Collateral Agent, in each case with the Collateral Agent's sole representation and warranty that the Collateral is being reconveyed free and clear of any Lien created by or as a result of any act of the Collateral Agent.

               (ii) Notwithstanding the foregoing to the contrary, the Collateral Agent agrees that the Company shall be permitted to add Collateral to, and obtain the partial or full release of Collateral from, the Lien created under this Agreement from time to time on the terms and subject to the conditions set forth in the Note Purchase Agreement.

SECTION 3.     COMPANY'S TITLE; LIENS AND ENCUMBRANCES; SECURITY
               INTEREST.
               -------------------------------------------------

          (a) The Company represents and warrants that the Company is or, to the extent that Collateral is acquired after the date hereof, agrees that it will be, on the date on which such Collateral is included in the Lien created under this Agreement, the owner of the Collateral, having good and marketable title thereto free from any and all Liens except for the Lien created and granted pursuant to this Agreement and Permitted Liens.

          (b) The Company will not create or assume or permit to exist any Lien or claim on or against the Collateral, except for the Lien hereof and Permitted Liens, and the Company will promptly notify the Collateral Agent of any such Lien, except for the Lien hereof and Permitted Liens, made or asserted against the Collateral, and will defend the Collateral against, and take all such action as may be necessary to remove, any such Lien, other than the Lien hereof and Permitted Liens.

          (c) The Company represents and warrants that the Liens which have been created in favor of the Collateral Agent on behalf of the Purchasers under this Agreement and granted to the Collateral Agent on behalf of the Purchasers upon the execution of this Agreement, constitute, or which will be created and granted upon the execution and delivery of a Security Agreement Supplement, will constitute, first priority Liens, and with respect to Trailers, Containers and non-titled Chassis, upon the filing of appropriate UCC financing statements, duly perfected Liens in favor of the Collateral Agent on behalf of the Purchasers on the Collateral subject to no other Lien other than the Lien hereof and Permitted Liens on such Collateral, and with respect to titled Chassis and Trailers, upon the notation of Liens on certificates of title, duly perfected Liens in favor of the Collateral Agent on behalf of the Purchasers on the Collateral subject to no other Lien other than the Lien hereof and Permitted Liens on such Collateral.

SECTION 4.     LOCATION OF COLLATERAL AND RECORDS; NAMES OF COMPANY.
               -----------------------------------------------------

          (a) The Company represents and warrants that it has, and during at least the past four months, has had, no place of business or office where the Company's books of account and records are kept other than its Chief Office set forth on Schedule 7.1 of the Note Purchase Agreement.
                          ------------

          (b) The Company shall maintain all its properties in good working order and condition and, in the ordinary course of business, make all repairs, replacements, additions and improvements in accordance with the provisions of Section 9.5 of the Note Purchase Agreement.

          (c) The Company shall notify the Collateral Agent in writing at least thirty (30) days in advance of (a) any change of location of its Chief Office, (b) the change, elimination or opening of any chief executive office of the Company, or (c) any change in the place where the Company maintains its records as to the Collateral such that such records are not located at the Company's Chief Office. The Company shall notify the Collateral Agent in writing promptly following a change in the character, use or location of any of the Financed Equipment such that any of such Financed Equipment ceases to be either "mobile goods" or "goods covered by a certificate of title", in each case within the meaning of the UCC. The Company shall notify the Collateral Agent in writing within five (5) days if there is a change in the character of any of the Collateral such that it constitutes an "instrument" (other than an "instrument" which constitutes part of "chattel paper") within the meaning of the UCC.

SECTION 5.     PERFECTION OF SECURITY INTEREST.
               -------------------------------

          The Company will join with the Collateral Agent in executing one or more UCC financing statements, applications for the notation of the Liens created hereunder on certificates of title covering any of the Collateral or other notices, agreements, documents or instruments appropriate under applicable law in form satisfactory to the Collateral Agent and shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other instrument, agreement or document executed and delivered pursuant hereto (including the cost of all Federal, state or local mortgage, documentary, stamp or other Taxes), in each case, in all public offices where filing or recording is deemed by the Purchasers to be necessary or desirable. The Company hereby authorizes the Collateral Agent to take all action at the expense of the Company (including, without limitation, the filing of any UCC financing statements or amendments thereto, applications for the notation of the Liens created hereunder on certificates of title covering any of the Collateral and any other documents or instruments without the signature of the Company) which the Purchasers may deem reasonably necessary or desirable to perfect or otherwise protect the Liens created hereunder and to obtain the benefits of this Agreement. The Collateral Agent shall endeavor to give the Company notice prior to taking such action if such notice is practicable; provided, however, the Collateral Agent shall take such action whether or not such notice is received by the Company. Without limiting the generality of the foregoing, the Company shall, at the Company's expense, take and cause to be taken all such actions as the Collateral Agent by instructions from the Purchasers may reasonably request in order to perfect and continue the perfection of the Liens granted to the Collateral Agent in the Collateral. The Collateral Agent shall have the right at any time at the Company's expense to cause the perfection of the Liens granted to the Collateral Agent in the Collateral by whatever means reasonably deemed by the Purchasers to be necessary, and the Company shall cooperate fully with the Collateral Agent in connection therewith.

SECTION 6.     GENERAL COVENANTS.
               -----------------

          The Company covenants and agrees that it shall:

          (a) furnish the Collateral Agent, and the Collateral Agent shall deliver to each Purchaser upon request by such Purchaser, from time to time at the Collateral Agent's request, with written statements and schedules further identifying and describing the Collateral in such detail as the Collateral Agent may reasonably require;

          (b) comply or, with respect to the Collateral, require the lessees thereof to comply, with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Company's business;

          (c) at all times use, or require the lessees to use, the Collateral for lawful purposes only, with all reasonable care and caution;

          (d) cause the Lien granted pursuant to this Agreement to be at all times a first priority duly perfected Lien upon the Collateral, subject to no Liens other than Permitted Liens; and

          (e) promptly execute and deliver to the Collateral Agent, and the Collateral Agent shall deliver to each Purchaser upon request by such Purchaser, such further deeds, mortgages, assignments, security agreements or other instruments, documents, certificates and assurances and take such further action as the Collateral Agent may from time to time in its reasonable discretion deem necessary to perfect, protect or enforce its Lien on the Collateral or otherwise to effectuate the intent of this Agreement, including, without limitation, the right of the Collateral Agent upon the occurrence of an Event of Default and pursuant to instructions by the Majority In Interest to enforce such rights to (i) take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, as to any or all of the Collateral, by any available judicial procedure, or without judicial process, and, in connection therewith, the Company shall, upon request of the Collateral Agent and at the Company's expense, assemble the Collateral and make it available to the Collateral Agent at the Company's standard depot locations worldwide, and (ii) to require the Company to, and upon such demand the Company shall (A) instruct each lessee under the Lease Collateral to make payment of rentals and other sums (to the extent that such rentals and other sums relate to the Financed Equipment) due and becoming due under a Lease included in the Lease Collateral directly to, in the Collateral Agent's sole discretion, either the Collateral Agent or to a post office box designated by the Collateral Agent to which only the Collateral Agent shall have access, (B) if the Company shall receive any rental or other payment in respect of any Financed Equipment covered by any such Lease, or any Financed Equipment (including, without limitation, any proceeds of insurance with respect to Financed Equipment), hold such payment in trust by the Company for the benefit of the Purchasers and the Collateral Agent and shall not commingle such payment with any other moneys or assets of the Company, and (C) promptly turn over and remit to the Collateral Agent all sums thus received, in the identical form as received, with all such endorsements thereof as may be required, as contemplated by Section 8
                                                            ---------
hereof; in the event that the Company shall fail within three (3) Business Days of demand by the Collateral Agent to notify the Lessees to make payments to the Collateral Agent or to a post office designated by it, the Collateral Agent shall be entitled to do so, either in the name of the Company pursuant to its power of attorney in Section 11 hereof or in its
                                             ----------
own name.

SECTION 7.     ASSIGNMENT OF INSURANCE.
               -----------------------

          (a) The Company shall keep all its properties insured as provided in Section 9.6 of the Note Purchase Agreement.

          (b) As further security for the due payment and performance of the Secured Obligations, the Company hereby assigns to the Collateral Agent all sums relating to the Collateral, which may become payable under or in respect of any policy of insurance owned by the Company or payable to the Company covering the Collateral, and the Company hereby directs each insurance company issuing any such policy owned by the Company to make payment of such sums directly to the Collateral Agent upon notice from the Collateral Agent to such insurance company of the occurrence of an Event of
Default as defined in the Note Purchase Agreement.     The Company hereby
appoints the Collateral Agent as the Company's attorney-in-fact and in the Company's or in the Collateral Agent's name to do one or more of the following upon the occurrence of an Event of Default and pursuant to instructions by the Majority In Interest: (i) endorse any check or draft representing any such payment or execute any proof of claim, subrogation receipt or any other document required by such insurance company as a condition to or otherwise in connection with such payment or (ii) assign the proceeds under any such policies. All such sums received by the Collateral Agent shall be paid by the Collateral Agent to the Purchasers pursuant to the Agency Agreement or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of the Company and the Collateral Agent, or as otherwise required by applicable law. The Company shall provide to the Collateral Agent evidence that the Collateral Agent for the benefit of the Purchasers and the Purchasers have been named as additional insureds and loss payees. On the date on which a policy of insurance relating to the Collateral is issued or renewed, the Company shall promptly provide to the Collateral Agent evidence that the Collateral Agent for the benefit of the Purchasers together with the Purchasers have been named as additional insureds and loss payees.

SECTION 8.     COLLECTIONS.
               -----------

          At any time if the Collateral Agent exercises the rights granted to it under this Agreement, the Company shall, at the request of the Collateral Agent, immediately upon receipt of any checks, drafts, cash or other remittances in payment of any of its accounts, contract rights, or general intangibles constituting part of the Collateral or in payment for any Collateral sold, transferred, or otherwise disposed of, or in payment of or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred or otherwise disposed of, deliver any such items to the Collateral Agent accompanied by a remittance report in form supplied or approved by the Collateral Agent, such items to be delivered to the Collateral Agent in the same form received, endorsed or otherwise assigned by the Company where necessary to permit collection of items and, regardless of the form of such endorsement the Company hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto. All such remittances shall be applied and paid over by the Collateral Agent to the Purchasers pursuant to the Agency Agreement or as otherwise required by applicable law.

SECTION 9.     RIGHTS AND REMEDIES ON DEFAULT.
               ------------------------------

          (a) In the event of the occurrence of any Event of Default and pursuant to instructions by the Majority In Interest to enforce the Lien granted hereunder:

                 (i) the Collateral Agent shall at any time thereafter have the right, itself or through any of its agents, as to any or all of the Collateral (to the extent it is permissible to do so in view of the rights of lessees who may have the right to possession of certain Collateral), by any available judicial procedure, or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law;

                (ii) without limiting the generality of the foregoing, the Company agrees that the Collateral Agent shall have the right (subject to any rights of lessees) to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Collateral Agent in its sole discretion may deem advisable, and it shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, the Collateral Agent shall have, the right, at its option, to do such rebuilding, repairing, maintenance, preparation, processing or completion of manufacturing, for the purpose of putting the Collateral in such salable or disposable form as it shall deem appropriate;

               (iii) the Collateral Agent shall at any time have the right to require the Company to, and upon such demand the Company shall (A) instruct each lessee under the Lease Collateral to make payment of all rentals and other sums relating to the Collateral, due and becoming due under a Lease included in the Lease Collateral directly to, in the Collateral Agent's sole discretion, either the Collateral Agent or to a post office box designated by the Collateral Agent to which only the Collateral Agent shall have access, (B) if the Company shall receive any rental or other payment relating to the

 Collateral in respect of any such Lease, or any Financed Equipment (including, without limitation, any proceeds of insurance with respect to Financed Equipment), hold the amount of such payment relating to the Collateral in trust by the Company for the benefit of the Purchasers and the Collateral Agent and shall not commingle such payment with any other moneys or assets of the Company, and (C) promptly turn over and remit to the Collateral Agent all sums thus received, in the identical form as received, with all such endorsements thereof as may be required, as contemplated by Section 8 hereof; in the event that the Company shall fail
                ---------
within three (3) Business Days of demand by the Collateral Agent to notify the lessees to make payments to the Collateral Agent or to a post office designated by it, the Collateral Agent shall be entitled to do so, either in the name of the Company pursuant to its power of attorney in Section 11
                                                                ----------
hereof, or in its own name; and

                (iv) at the Collateral Agent's request, the Company shall assemble the Collateral and make the Collateral available to the Collateral Agent at the Company's standard depots worldwide and make available to the Collateral Agent, without rent or any other charge, all of the Company's premises and facilities for the purpose of the Collateral Agent's taking possession of, removing or putting the Collateral in salable or disposable form.

          (b)  The Company hereby agrees that a notice sent at least ten
(10) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition.

          (c) The proceeds of any collection, sale, lease or other disposition of all or any part of the Collateral, and of all proceeds of the enforcement of any Lien created under this Agreement or any other Transaction Document, together with any sums then held by any Purchaser or the Collateral Agent as part of the Collateral, shall be applied and paid over to the Purchasers pursuant to the Agency Agreement.

          (d) To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Collateral Agent arising out of the repossession, removal, retention, sale or lease of the Collateral, provided that the Company does not waive any claim, damages or demand it may have arising out of the Collateral Agent's willful misconduct or gross negligence in connection with any action taken in respect of the Note Purchase Agreement or this Agreement.

SECTION 10.    COSTS AND EXPENSES.
               ------------------

          Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys, fees and legal expenses incurred by the Collateral Agent in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of the transactions contemplated by the Note Purchase Agreement, the filing or recording of UCC financing statements, applications for notation of the Liens created hereunder on certificates of title covering any of the Collateral and other documents (including all Taxes in connection therewith) in public offices, the payment or discharge of any Taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or the enforcing, foreclosing, retaking, holding, storing, processing, selling, leasing or otherwise realizing upon the Collateral and the Collateral Agent's Lien thereon, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to the transaction to which this Agreement relates, shall be borne and paid by the Company on demand by the Collateral Agent and if not paid within ten (10) days of such demand, the Collateral Agent shall provide the notice to the Purchasers pursuant to the third sentence of Section 4 of the Agency Agreement.

SECTION 11.    POWER OF ATTORNEY.
               -----------------

          (a) The Company authorizes the Collateral Agent and does hereby make, constitute and appoint the Collateral Agent, and any officer, employee or agent of the Collateral Agent, with full power of substitution, as the Company's true and lawful attorney-in-fact, exercisable upon the occurrence of an Event of Default or if the Collateral Agent exercises any of its rights under this Agreement pursuant to instructions by the Majority In Interest, with power in its own name or in the name of the Company:

                 (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Collateral Agent;

                (ii) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral;

               (iii) to pay or discharge Taxes, Liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral;

                (iv) to demand, collect, receive, compromise, settle and sue for monies due in respect of the Collateral;

                 (v) to cause each lessee under the Lease Collateral to make payment of rentals and other sums (to the extent that such rentals and other sums relate to the Financed Equipment) due and becoming due under a Lease included in the Lease Collateral to the Collateral Agent;

                (vi) to notify lessees and other persons obligated with respect to the Collateral to make payments directly to the Collateral Agent; and

               (vii) generally, to do, at the Collateral Agent's option and at the Company's expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve and realize upon the Collateral and the Collateral Agent's security interest therein (including signing and filing any UCC Financing Statements, applications for the notation of the Lien created hereunder upon certificates of title covering the Collateral or other agreements, documents, instruments or notices in the name of the Company or otherwise) in order to effect the intent of this Agreement and of the other Transaction Documents, all as fully and effectively as the Company might or could do.

          (b) The Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

          (c) This power of attorney, being coupled with an interest, shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

SECTION 12.    DISPOSITION OF COLLATERAL.
               --------------------------

          The Company shall not be entitled to sell or otherwise dispose of any of the Collateral except such as shall have been released from the Lien granted hereby in accordance with the terms hereof or as permitted by the Note Purchase Agreement.

SECTION 13.    NOTICES.
               --------

          Except as otherwise provided for herein, all communications and notices provided for herein shall be in writing and delivered by hand, the United States certified or registered mail or by telecopier, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail courier service, (b) five
(5) days after the date on which it shall have been mailed by United States mail, certified or registered, postage prepaid, return receipt requested, or (c) in the case of notice by telecopier, when electronically or verbally confirmed, in each case addressed as follows:

               If to the Company:


               211 College Road East
               Princeton, New Jersey  08540
               Telephone: (609) 452-8900
               Fax: (609) 452-8211
               Attention: Richard W. Gross
               with a copy to:

               633 Third Avenue, 17th Floor
               New York, New York  10017
               Fax:  (212) 687-8403
               Attention: President and Chief Financial Officer

               If to the Collateral Agent:


               First Security Bank of Utah, National Association
               79 South Main Street
               Salt Lake City, Utah 84111
               Attention:  Corporate Trust Department
               Facsimile:  (801) 246-5053


Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

SECTION 14.    OTHER SECURITY.
               ---------------

          To the extent that the Secured Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Collateral Agent shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Collateral Agent's rights and remedies hereunder.

SECTION 15.    CUSTODY OF THE COLLATERAL.
               -------------------------

          Except as expressly provided herein or in the Agency Agreement, the Collateral Agent shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 16.    WAIVERS; OBLIGATIONS ABSOLUTE.
               -----------------------------

          (a) No course of dealing between the Company and the Collateral Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, of any right, power or privilege hereunder or under the Note Purchase Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (b) The Company acknowledges that this Agreement is a continuing obligation and that the obligations hereunder shall extend to each and every extension or renewal of any Obligation of the Issuers, regardless of whether the Obligations of the Company may, in successive transactions, be paid, repaid, advanced or renewed from time to time and the Obligations shall be absolute, independent and unconditional under any and all circumstances.

          (c) The liability of the Company under this Agreement shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Transaction Documents or other agreements evidencing or securing the Obligations or any part thereof, or Collateral for any or all of the Obligations or any part thereof or any other circumstance or circumstances which might otherwise constitute a legal or equitable discharge of, or a defense available to, a surety or guarantor and regardless of any law, rule, regulation, order, writ, judgment, decree, award or other administrative or judicial pronouncement now or hereafter in effect in any jurisdiction purporting to affect in any manner any of the terms of the Transaction Documents. The Purchasers or the Collateral Agent, as applicable, may at any time or times, in their absolute discretion, in the manner permitted under the Transaction Documents (a) extend or change the time, manner, place or other term of payment of any - Obligation or any part thereof, (b) waive compliance by any of the Obligors with any term, covenant, agreement or condition on the part of such obligor to be complied with under any of the Transaction Documents, (c) obtain or release Collateral for, any guarantor or any obligor obligated with respect to, any Obligation or any part thereof, (d) file, record, refile, rerecord or otherwise perfect, fail to do any of the foregoing, or allow to lapse any Transaction Document, financing statement, mortgage, deed of trust, pledge or other security document or interest, covering or relating to Collateral for, or securing, any Obligation or any part thereof, (e) settle or compromise with the Obligors under any Transaction Document, or any other person or entity obligated with respect to any Obligation or any part thereof, and subordinate upon any terms the Purchasers' right or rights to receive payment or performance of any Obligation or any part thereof, and
(f) amend or otherwise modify any Obligation or any part thereof or the Transaction Documents, or the liability of the Obligors or any entity obligated with respect thereto, in any manner, all without notice to or the assent of the Company and without affecting this Agreement or the liability of the Company hereunder, which shall continue with respect to the Obligations as extended, changed, modified, settled or compromised, until indefeasibly paid in full.

SECTION 17.    CUMULATIVE REMEDIES.
               --------------------

          All of the Collateral Agent's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

SECTION 18.    SEVERABILITY.
               -------------

          The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

SECTION 19.    MODIFICATION.
               -------------

          This Agreement may not be amended or modified, nor may any provisions be waived, except by a writing signed by each of the parties hereto or, in the case of a waiver, by the party so waiving its rights.

SECTION 20.    COUNTERPARTS.
               -------------

          This Agreement may be executed in as many counterparts as may be deemed necessary or convenient, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

SECTION 21.    BINDING EFFECT, BENEFIT OF AGREEMENT
               AND ASSIGNMENT.
               ------------------------------------

          The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that the rights and obligations of the Company under this Agreement shall not be assigned or delegated without the prior written consent of the Collateral Agent, and any purported assignment or delegation without such consent shall be void. The terms of this Agreement shall also inure to the benefit of each of the Purchasers and their respective successors and assigns.

SECTION 22.    GOVERNING LAW.
               -------------

          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, applicable to contracts entered into and to be performed entirely within such State.

SECTION 23.    INDEMNITY.
               ---------

          (a) The Company covenants and agrees to indemnify and hold harmless the Collateral Agent, the Purchasers and their respective officers, directors, employees, agents, attorneys-in-fact and affiliates, from and against any and all claims, suits, losses, penalties, demands, causes of action and judgments of any nature whatsoever and all liabilities and indebtedness of any and every kind and nature now or hereafter owing, arising, due or payable, including all costs and expenses (including reasonable attorneys fees and expenses) (all of the foregoing being herein collectively called "Liabilities"), which may be imposed on, incurred by or
                     -----------
asserted against any of them in connection with (i) the ownership or use of any of the Collateral or the security interest of the Collateral Agent in the Collateral, (ii) the failure on the part of the Company to comply and to cause the lessees and users under all Leases to comply in all respects with the laws of the United States of America and other jurisdictions in which the Collateral or any part thereof may be operated and with all lawful acts, rules, regulations and orders of any commissions, boards or other legislative, executive, administrative or judicial bodies or officers having power to regulate or supervise any of the Collateral, and (iii) the execution, delivery, consummation, waiver, consent, amendment, enforcement, performance and administration of this Agreement, the Note Purchase Agreement, the Security Agreement Supplements and the other Transaction Documents, or the use by the Company of the proceeds of the Notes or the Note Purchase Agreement; provided, however, that the Company shall not have any obligation to the Collateral Agent or a Purchaser with respect to liabilities arising from such Person's own, gross negligence or willful misconduct.

          (b) The Company agrees to defend and pay all costs, expenses and judgments incurred by it, the Collateral Agent or the Purchasers in any action brought against the Company under the Leases or in any actions brought by the Collateral Agent pursuant to this Agreement whether under or pursuant to the provision of any Lease or to enforce any provisions of the Leases.

          (c)   The obligations of the Company under this Section 23 shall
                                                          ----------
survive the termination of this Agreement.

          IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed on the day and year first above written.


                                   [INTERPOOL, INC.,]

                                   [INTERPOOL LIMITED,]

                                   [INTERPOOL FINANCE CORP.,]
                                   as an Obligor


                                   By:
                                      ---------------------------
                                   Title:
                                         ------------------------



                                   FIRST SECURITY BANK OF UTAH,
                                   NATIONAL ASSOCIATION, as
                                     Collateral Agent



                                   By:
                                      ---------------------------
                                   Title:
                                         ------------------------

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

                    On December __, 1995, before me personally came
                         , to me known, who, being by me duly sworn, did
- -------------------------
depose and say that he is                  of [Interpool, Inc.][Interpool
                          ----------------
Limited][Interpool Finance Corp.] (the "Company"), the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation that the seal affixed to such instrument is such corporate seal and that he signed his name and affixed such seal by order of the Board of Directors of said corporation.





                                   -------------------------
                                        Notary Public

STATE OF UTAH  )
               )    ss.:
COUNTY OF SALT LAKE)


                    On December __, 1995, before me personally appeared
                                                                        ---
          , to me personally known, who being by me duly sworn, did depose
- ----------
and say that he is                                      of FIRST SECURITY
                   ------------------------------------
BANK OF UTAH, NATIONAL ASSOCIATION, that the seal affixed to the foregoing instrument is the corporate seal of said national banking association, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said national banking association.





                                   ------------------------------
                                   Notary Public
                                   My Commission expires
                                                         --------

                                                                 ANNEX A TO
                                                         SECURITY AGREEMENT


TYPE OF FINANCED         UNIT NUMBER              MANUFACTURER'S
EQUIPMENT                                         SERIAL NUMBER
                                                  (FOR CHASSIS
                                                  AND/0R
                                        TRAILERS)

                                                                 ANNEX B TO
                                                         SECURITY AGREEMENT


                   FORM OF SECURITY AGREEMENT SUPPLEMENT
                   -------------------------------------



                          SUPPLEMENT NO.
                                         --------
                                     TO
                             SECURITY AGREEMENT
                          DATED DECEMBER __, 1995
                                  BETWEEN
       [INTERPOOL, INC.][INTERPOOL LIMITED][INTERPOOL FINANCE CORP.]
                              (the "COMPANY")
                                    AND
                FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION
                            as COLLATERAL AGENT
                          (the "COLLATERAL AGENT")


- -------------------------------------------------


WHEREAS:

          A.Interpool, Inc., Interpool Limited and Interpool Finance Corp. (the "Issuers"), the Collateral Agent and the Purchasers listed therein
      -------
(the "Purchasers") entered into a certain Note Purchase Agreement dated December __, 1995 (which agreement, as the same may have been or hereafter may be amended, supplemented, restated or otherwise, the "Note Purchase
                                                          -------------
Agreement");
- ---------

          B. Pursuant to the Note Purchase Agreement, each of the Issuers and the Collateral Agent entered into certain Security Agreements dated December __, 1995 (each a "Security Agreement" and collectively, the
                           ------------------
"Security Agreements");
 -------------------

          C. Pursuant to the Note Purchase Agreement, the Company is obligated with the addition by the Company of any Equipment to the Collateral to deliver to the Collateral Agent supplements to its Security Agreement (each, a "Security Agreement Supplement" and collectively, the
                    -----------------------------
"Security Agreement Supplements") describing the properties and assets
 ------------------------------
which shall constitute the Collateral, and it is therefore in consideration of the premises that the Company shall execute and deliver to the Collateral Agent on behalf of the Purchasers this Security Agreement Supplement;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          The Security Agreement is hereby amended and supplemented by the addition thereto (in addition to the Collateral covered by the Security Agreement and in addition to any other Collateral added by previous Security Agreement Supplements) of the following

Collateral: the Financed Equipment listed or identified on Schedule I
                                                           ----------
hereto.

          The Company hereby represents and warrants that upon the consummation of this Security Agreement Supplement, no Default or Event of Default shall exist under any of the Transaction Documents, and the Issuers will be in compliance with the requirements of the Transactions Documents.

          Capitalized terms used herein are used as defined herein or by reference in the Security Agreement.

          Except as supplemented by this Security Agreement Supplement, the Security Agreement (as heretofore supplemented) shall continue unchanged and remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Security
Agreement Supplement to be duly executed this      day  of            19  .
                                              ----          ---------   --


                              [INTERPOOL, INC.,]

                              [INTERPOOL LIMITED,]

                              [INTERPOOL FINANCE CORP.,]
                              as an Obligor


                              By:
                                  --------------------------
                                  Title



                              FIRST SECURITY BANK OF UTAH,
                              NATIONAL ASSOCIATION
                                 as Collateral Agent on behalf
                                 of the Purchasers




                              By:
                                  --------------------------
                                  Title

                                                              SCHEDULE I TO
                                                         SECURITY AGREEMENT
                                                                 SUPPLEMENT


TYPE OF FINANCED EQUIPMENT    UNIT NUMBER         MANUFACTURER'S SERIAL
                                                  NUMBER
                                                  (FOR CHASSIS
                                                  AND/OR
                                                       TRAILERS)






















































                                     23